THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

Lincoln Level Advantage® B Share
Lincoln Level Advantage® Advisory
Lincoln Level Advantage® Access
Lincoln Level Advantage® Select B Share
Lincoln Level Advantage® Design B Share
Lincoln Level Advantage® Design Advisory

Supplement dated June 14, 2021 to the Prospectus

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus describes the addition of a new investment option. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.

The following Indexed Account will be available to new contractowners beginning June 24, 2021 (August 23, 2021 for existing contractowners):

1-Year Performance Cap Indexed Account with Protection Level
•	Nasdaq-100 Cap*, 15% Protection

The following Indexed Account will be available to all contractowners beginning August 23, 2021 (subject to state availability):

1-Year Performance Trigger Rate Indexed Account with Protection Level
•	Nasdaq-100 Performance Trigger*, 15% Protection

*The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”).  The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s).  The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index®, to track general stock market performance.  The Corporations' only relationship to The Lincoln National Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENTS OF THE INDEXED ACCOUNTS – Indices. Each Indexed Account references an index that determines the performance of its associated Indexed Segments. The index is not a fund and is not available as a direct investment. The new Indexed Account listed above is based on the performance of the following securities index. The following description is added to your prospectus:

Nasdaq-100 Index (NDX). The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.

RISK FACTORS - Risks of Investing in the Indexed Account – The following paragraph is added to the section that lists risks associated with the currently available indices:

Nasdaq-100 Index: This large-cap growth index is comprised of 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The index is comprised of industries such as technology, consumer services, and health care. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of smaller companies, especially during periods of economic expansion.

Please retain this supplement for future reference.